Exhibit 99.1

First Long-Term Autologous Adult Stem Cell Storage Bank First Long-Term Autologous Adult Stem Cell Storage Bank NEOI.OB

FORWARD LOOKING STATEMENTS This presentation contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of NeoStem, or industry results, to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. When used in this presentation, statements that are not statements of current or historical fact may be deemed to be forward-looking statements. Additionally, statements concerning: the Company’s ability to develop the adult stem cell business, the future of regenerative medicine and the role of adult stem cells in that future, the future use of adult stem cells as a treatment option and the potential revenue growth of such business are forward-looking statements. The Company’s ability to enter the adult stem cell arena and future operating results are dependent upon many factors including but not limited to (i) the Company’s ability to obtain sufficient capital or a strategic business arrangement to fund its expansion plans; (ii) the Company’s ability to build the management and human resources and infrastructure necessary to support the growth of its business and obtain appropriate state and other licenses; (iii) competitive factors and developments beyond the Company's control; (iv) scientific and medical developments beyond the Company’s control and (v) other risk factors discussed in the Company’s periodic filings with the Securities and Exchange Commission which are available for review at www.sec.gov under “Search for Company Filings.” You are cautioned not to place undue reliance on these forward looking statements, which speak only as of the date hereof.

Over 40 million Americans suffer from Congestive Heart failure, Coronary Artery Disease, Diabetes, Osteoporosis, Rheumatoid Arthritis, and Systemic Lupus Erythomatosis All of them should have their Stem Cells banked for future therapeutic treatments!

NeoStem Offers Adults: • The ability to collect their stem cells through a painless non-invasive technique • The ability to keep them stored in packaging so that there can be multiple uses later in life • The ability to have Stem Cells immediately available for future therapies that they will not reject, because they originate from themselves - no Graft vs. Host disease

This is Bio-Insurance Be prepared for regenerative medicine…

Stem Cells and Pluripotency


Stem Cell
-PRIMITIVE AND THUS UNSPECIALIZED
-SELF-RENEWING
-CAN DIFFERENTIATE INTO CELLS WITH SPECIFIC FUNCTIONS
Ectoderm
Mesoderm
Endoderm
Progenitor Cells
Skin
Hair
Brain
Nerves
Etc.
Cardiac
Skeletal
Renal
Muscle
Blood
Etc.
Lung
Gut
Thyroid
Pancreas
Etc.

Embryonic Stem Cells Typically derived from 4-5 day old embryos and are a hollow microscopic ball of cells called the Blastocyst No current therapeutic uses

Adult Stem Cells An Adult Stem Cell is an undifferentiated cell found among differentiated cells in a tissue or organ The principal sources of Adult Stem Cells are: Cord Blood Bone Marrow Peripheral Blood Numerous current therapeutic uses

Nature 418; 4 July 2002

Diseases Treatable with Stem Cells TODAY • Leukemias • Lymphoma • Multiple Myeloma • Coronary Heart Disease • Radiation Sickness • Anemia • Tissue Repair & Burns FUTURE POSSIBILITIES • Spinal Cord Injuries • Stroke • Parkinson Disease • Lou Gehrig’s Disease (ALS) • Breast and Ovarian Cancer • Diabetes • Osteoporosis • Autoimmune Diseases - Multiple Sclerosis (MS) - Systemic Lupus Erythematosus (SLE) - Rheumatoid Arthritis (RA) • Amyloidosis • Sickle Cell Anemia • Orthopedics

Outside the U.S. Japan: Treated babies with cardiac malformations with Adult Stem Cells Germany, Thailand, Switzerland, Russia & India: Treated heart disease with Adult Stem Cells (Dr. Patel from the University of Pittsburg Medical Center flew overseas to treat singer Don Ho) Argentina: Treated Type 2 diabetes with Adult Stem Cells (66% were able to stop taking insulin and oral drugs)

Companies Focused on Adult Stem Cell Therapeutics Adult Stem Cells to treat Crohn’s Disease Osiris Adult Stem Cells from bone marrow to treat patients with Sickle Cell Cellerent Therapeutics Placental stem cells for wound healing Stemnion Adult Stem Cells from testes are being reprogrammed to create human heart, brain and bone cartilage Prime Cell Therapeutics

Clinical Trials • 549 Clinical Trials using Stem Cells • 162 Clinical Trials using Autologous Stem Cells Source: www.clinicaltrials.gov

Acute Myocardial Infarction Trials

Auto Bone-Marrow Treatment for Severe Autoimmune Disease • Fassas (J. Neurol. 2002) Rx 188 pts with MS including 99 pts 2nd progressive, 19 primary progressive, 41 relapsing forms - 34 % sustained improvement • Snowden (J. Rheumatol. 2004) All 78 pts with RA showed significant improvement, 10% remained drug free, 73% easily controlled by drugs • Burt (JAMA 2006) Rx 48 pts with severe SLE, 5 year survival 84%, disease-free 5 yr survival 50%

Autologous bone-marrow derived cells were used in the treatment of 3 patients with non-healing chronic wounds. ♦Complete closure and evidence of dermal rebuilding ♦Clinical and histologic evidence of reduced scarring Evangelos V. Badiavas and Vincent Falanga. Arch.Dermatol. 139:510, 2003

Treatment of Chronic Wounds With Bone-Marrow Derived Cells Hernigou P et al. J Bone & Joint Surg 87A: 1430, 2005 Fracture Fracture N o n u n i o n N o n u n i o n 1 m p o s t B M S C 1 m p o s t B M S C 2 m p o s t B M S C 2 m p o s t B M S C 3 m p o s t B M S C 3 m p o s t B M S C Percutaneous Autologous Bone Marrow Grafting for Nonunions

Radiation Sickness (Hematopoietic Syndrome) At 3.5 Gy 50% will die within 60 days w/o intervention Primary cause of death is infection Individuals exposed to 0.7 - 4.0 grays (Gy) will develop syndrome Rescue through Stem Cell transplant - treatment of choice Success rate very high when administered within 7-10 days following exposure Banking Stem Cells for autologous use critical to First Responders, Military, etc.

Autologous = Self Allogeneic = Non-Self • Odds of finding compatible Stem Cell donor match is 1 in 100,000 • 18% of those needing a match are able to find one from Bone Marrow Donor Registry

Stem Cell Infusion (Transplant) Possible None HIV, Hepatitis etc. from Donor Slower Faster Immune Recon. Slower Faster Engraftment Yes No Graft v. Host Yes No Rejection Required Not Required Tissue Matching Autologous Autologous Allogeneic Allogeneic Autologous vs. Allogeneic Stem Cells

NeoStem • G-CSF (480 ug) Mobilization of Adult Stem Cells • Extracted using Apheresis - Non-Invasive - Done in doctor’s office - Under 3 hours • Stored in controlled rate freezer (liquid nitrogen) • Collection includes Stem Cells, Progenitor Cells, Mononuclear Cells • Stored in containers that allow multiple future uses

NeoStem Cell Processing and Storage

Intellectual Property NeoStem has two pending U.S. patent applications describing key aspects of our process. These applications are: 1. Elective Collection and Banking of Autologous Peripheral Blood Stem Cells. Publication Number 20040258673, Application Number 10/819,342, Priority Date April 2003 • This pending patent application addresses the process by which NeoStem prepares and stores stem cells collected from the peripheral blood by an aphaeresis process • Our methodology is to separate primary stem cells and store them in numerous aliquots in order to be used for individual diseaserelated therapies • This enables the client to maintain sufficient primary stem cells in the bank for future use without the need and possible complications of in vitro stem cell expansion. As a result, each collection results in multiple doses of stem cells

Intellectual Property (Cont.) 2. System Capable of Treating and Defining Various Disease States Using Stem Cells. Publication Number 20040265281, Application Number 10/819,398 Priority Date April 2003 • This pending application addresses the use of stored stem cells to form the basis for a data set that will provide statistical information on the etiology of disease • The establishment of a broad bank of stem cells will allow the Company to capitalize on the information contained within these cells, which can be sold to pharmaceutical companies in connection with pre-clinical research and discovery • Each client is asked to donate a small number of cells to this data bank There can be no assurance that either of these pending U.S. patent applications will ultimately issue as patents

Appeal to Health Care System - $avings

	Autologous	*Allogeneic*
Hospitalization	Short (<5 days)	Long (>30 days)
Time to T_x	1-2 days	90 days (avg.)
Cost of Cells	~$6,000	>$22,000
Total Cost of T_x	~$50,000	$300 - $500 K
Minority Avail.	With Storage	Very Low
Match Avail.	Not Applicable	<50%
Post-T_x Drugs	None	~$4,000/ yr.

Comparison of Different Sources of Adult Stem Cells (D) Schoemans et al Bone Marrow Transplantation 38:83, 2006 (C) Zubair et al Transfusion 44:253, 2004 (B) Zeiher (Schachinger et al) J. Amer. Coll. Cardiology 44:1690, 2004 (A) Badiavas & Falanga, Arch. Derm 139:510, 2003 *Primarily Buffy Coat **Whole Blood ***Estimate, no known published data .025 x 109 MNC/kg .00017 x 109 CD34+/kg .0037 x 109 .75 x 109 75 ml Cord Blood .18 x 109 .016 x 109 .005 x 109 4 x 109*** 4 x 109 100ml to 1.2 liters Stem Cells from Adipose Tissue .18 x 109 .016 x 109 .005 x 109 .005 x 109 1 x 109 300ml** Micro Collections of Stem Cells .05 x 109 MNC/kg (C) .0012 x 109 CD34+/kg .016 x109 .005 x 109 .1x109 28 x 109 300ml Adult/ NeoStem Immune Reconstitution (C) Cardiac Repair (B) Diabetic Foot Ulcers (A) CD34+ Stem Cells Total Nucleated Cells Gross* Volume Published Dosage Information Typical Collection

Long-Term Viability of Stored Stem Cells One study has shown no significant loss of cell viability in Stem Cells stored for up to ten years McCullough J, Clay M, Wagner JE. Cord blood stem cells. In Ball ED, Lister J, Law P, editors: Hematopoietic Stem Cell Therapy. Philadelphia: Churchill Livingstone, 2000: 287-297.

Comparables All Numbers in Millions of Dollars All Numbers in Millions of Dollars All Numbers in Millions of Dollars (10/24/06* Market Cap/Revenue/Net Income) Comparable Public Companies (*Source Yahoo! Finance) Profit/(Loss) Sales Market Value Symbol (15.7) 44.4 191.9 (VIAC) ViaCell, Inc. (6.1) 12.0 226.7 (KOOL) Thermogenisis Corp (33.5) 6.2 499.5 (GREN) Geron Corporation (26.5) 5.6 72.9 (CYTX) Cytori Therapeutics, Inc. 1.0 14.5 26.8 (CCEL) Cryo-Cell International, Inc. (4.0) 0.0 8.0 (SSS) Stem Cell Therapeutics (12.0) 0.0 10.6 (RENE) ReNeuron Holding PLC (15.5) 0.0 44.9 (OPXA) Opexa Therapeutics (formerly Pharmafrontier) 63.7 536.9 1,500.9B (CELG) Celgene Corporation (5.0) 1.3 4.9 (CLBE) CalbaTech 0.0 0.0 0.4 (BMSN) BioMatrix (9.4) 0.4 21.4 (ACTC) Advanced Cell Technology, Inc. (11.7) 0.2 220.9 (STEM) StemCells, Inc. (6.1) 2.3 5.1 (CBAI) Cord Blood America, Inc. (16.5) 0.9 163.7 (ASTM) Aastrom BioScience, Inc. (1.7) 0.0 16.6 (NEOI) NeoStem, Inc.

Potential Market and Opportunity Prevalence Disease 204,999 diagnosed new cases per year Breast Cancer 253,000 Spinal Cord Injury 20.8 million Diabetes 200,000 Sickle Cell Anemia 388,571 Multiple Sclerosis 5 million (550,000 new cases per year) Congestive Heart Failure 6 million Coronary Artery Disease 2.1 million Rheumatoid Arthritis 500,000 Crohns 1.4 million Lupus 4.7 million stroke survivors (500,000 new cases per year) Stroke 1.5 million Parkinson 10 million Osteoporosis 53,000,000 Potential NeoStem Clients Total 192155 Lymphoma & Multiple Myloma 208,080 Leukemia Cord Blood and Placenta Market 4.2 million births in U.S. annually 21 cord/placenta banking companies $200 million-dollar-a-year business

NeoStem Milestones Over the last 5 months: • Closed on just under 4 million dollars • 10:1 Reverse stock split • Sustained post split increase in stock price • Received License of California Stem Cell Bank • Signed first Collection Center Agreement • Hired a seasoned Sales and Marketing Director Over the next 13 months: • Continue to expand management team with prominent medical and business leaders • Assemble Advisory Board of Therapeutic Experts • Build Board of Directors • Establish strategic relationships with pharmaceutical companies • Partner with academic institutions • Add collection centers to network • Market to those educated in the value of stem cells • Target populations of individuals at risk for disease and exposure (e.g. first responders) who would benefit from Stem Cell storage • Launch 1-888-StemBank call center

28,718,129 227,204 Shares required for Convertible Promissory Notes 6,117,219 Warrants 2,895,998 Stock Options 19,477,708 Common Stock Shares Capitalization Table October 18, 2006 NeoStem, Inc. Comp Table

Management/Directors/Senior Staff • Robin Smith, M.D., MBA, NeoStem Chairman of the Board and CEO. Chairman of Advisory Board for China Biopharmaceuticals (OTC BB: CHBP), Chairman of NYU-Hospital for Joint Diseases • Mark Weinreb, NeoStem Director and President. Former Owner, Bio Health Laboratories • Larry A. May, NeoStem Chief Financial Officer. Former Treasurer, Amgen (NASDAQ: AMGN) • Wayne A. Marasco, M.D., Ph.D., NeoStem Director, Senior Scientific Advisor. Associate Professor- Department of Cancer and Immunology, Dana-Farber Cancer Institute, Associate Professor of Medicine, Harvard Medical School • Julio C. Guerra, M.D., ABP, NeoStem Director of Sales & Marketing. Former Senior VP of Marketing and New Program Development of Anthrogeneis, which was bought by Celgene; formerly with Gerber, Ross Products and Mead Johnson • Denis Rodgerson, Ph.D., NeoStem Director of Stem Cell Science. Founder of NeoStem, Former Founder of StemCyte, Former Head of Clinical Chemistry and Toxicology and Clinical Laboratory Computing, UCLA Medical Center • George Smith, M.D., NeoStem Medical Director of Laboratory Operations in California. Among his many distinguished career accomplishments, Dr Smith is cofounder of UCLA Bone Marrow Transplant Center • Catherine M. Vaczy, NeoStem VP & General Counsel. Former VP and Associate General Counsel, ImClone (NASDAQ: IMCL) • Joseph Zuckerman, M.D., NeoStem Director. Chairman of NYU-Hospital for Joint Diseases, Department of Orthopaedic Surgery